Ambassador Funds

Certification Pursuant to Rule 497(j)

Re:  Ambassador Funds (the “Registrant”)

No:  333-36796 (1933 Act)

The undersigned, on behalf of Ambassador Funds (the "Registrant"), hereby certifies that the form of Prospectus and Statement of Additional Information of the Selkirk Opportunities Fund, Selkirk Core Fund and Selkirk Income Fund (the "Funds"), each dated July 1, 2011, that would have been filed under Rule 497(c) would not have differed from that contained in the Registrant's most recent post-effective amendment to its registration statement on Form N-1A, except to the extent that the prospectus included in such post-effective amendment has been modified with respect to the Funds as permitted by and in accordance with Rule 497(e).  The text of such post-effective amendment to the registration statement was filed electronically.

As of the date hereof, no public offering has commenced with respect to the Selkirk Bond Fund or the Selkirk Short-Term Bond Fund (the "Bond Funds"), each of which is included in the July 1, 2011, Prospectus and Statement of Additional Information described above. Pursuant to Rule 497(c), no certification under Rule 497(j) is being made by the Registrant hereunder with respect to the Bond Funds.

Dated: January 4, 2012

Ambassador Funds

By:

/S/ Maria C. De Nicolo

Maria C. De Nicolo, CFO